UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

ALUMIFUEL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-57946	88-0448626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7315 East Peakview Avenue Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On August 27, 2015 AlumiFuel Power Corporation (the “Corporation”) issued a press release announcing a non-binding Letter of Intent between the Corporation and ByteSentinel Partners, LLC (“ByteSentinel”) for the proposed acquisition of ByteSentinel by the Corporation in an exchange of securities.

A copy of the press release with further information is included as Exhibit 99.1 to this filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1	AlumiFuel Power Corporation Press Release dated August 27, 2015. Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUMIFUEL POWER CORPORATION

Date: August 27, 2015	By:	/s/ Thomas B. Olson
Thomas B. Olson
Secretary

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